                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      FIRST PLACE FINANCIAL CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          FIRST PLACE FINANCIAL CORP.
                            185 East Market Street
                              Warren, Ohio 44482
                                (330) 373-1221

                                                              September 30, 1999

Fellow Stockholders:

     You are cordially invited to attend the first annual meeting of stockholders (the "Annual Meeting") of First Place Financial Corp. (the "Company"), the holding company for First Federal Savings and Loan Association of Warren (the "Association"), which will be held on Thursday, October 28, 1999, at 2:00 p.m., Eastern Time, at the Avalon Inn, 9519 East Market Street, Warren, Ohio.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the nominees as directors specified under Proposal 1 and "FOR" Proposal 2.

     Whether or not you expect to attend, please sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all of the employees of the Company and the Association, we thank you for your continued interest and support.


Sincerely Yours,

/s/ Steven R. Lewis
Steven R. Lewis
President, Chief Executive Officer
and Director

                          FIRST PLACE FINANCIAL CORP.
                            185 East Market Street
                              Warren, Ohio 44482
                                (330) 373-1221
               ___________________________________________
                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on October 28, 1999
               ___________________________________________

     NOTICE IS HEREBY GIVEN that the first annual meeting of stockholders (the "Annual Meeting") of First Place Financial Corp. (the "Company") will be held on Thursday, October 28, 1999, at 2:00 p.m., Eastern Time, at the Avalon Inn, 9519 East Market Street, Warren, Ohio.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1. The election of two directors for terms of three years each or until their successors are elected and qualified;

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending June 30, 2000; and

     3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established September 20, 1999, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 185 East Market Street, Warren, Ohio 44482, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                        By Order of the Board of Directors


                                        /s/ Dominique Stoeber
                                        Dominique Stoeber
                                        Secretary

Warren, Ohio
September 30, 1999

                          FIRST PLACE FINANCIAL CORP.

             ____________________________________________________
                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                               October 28, 1999
             ____________________________________________________

Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to stockholders of First Place Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors (the "Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on Thursday, October 28, 1999 at 2:00 p.m., at the Avalon Inn, 9519 East Market Street, Warren, Ohio and at any adjournments thereof. The 1999 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended June 30, 1999, accompanies this Proxy Statement, which is first being mailed to recordholders on or about September 30, 1999.

     Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "For" the election of the nominees for director named in this proxy statement and "For" the ratification of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending June 30, 2000.

     Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne
by the Company.   Proxies may be solicited personally or by telephone by
directors, officers and other employees of the Company and its subsidiary, First Federal Savings and Loan Association of Warren (the "Association"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on September 20, 1999 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 11,241,250 shares.

     As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit, and such shares held in excess of the Limit are treated as not outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of Crowe, Chizek and Company LLP as independent auditors of the Company set forth in Proposal 2, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" such item; (ii) vote "AGAINST" such item; or
(iii) "ABSTAIN" from voting on such item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent, Registrar and Transfer Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                 Amount and
                                                                 Nature of
                                   Name and Address              Beneficial
     Title of Class                of Beneficial Owner           Ownership           Percent of Class
     --------------                -------------------           ---------           ----------------
Common Stock              First Federal Savings and Loan          899,300 (1)                8.0%
                          Association of Warren Employee Stock
                          Ownership Plan ("ESOP")
                          185 East Market Street
                          Warren, Ohio  44482

Common Stock              First Federal of Warren Community       797,625 (2)                7.1%
                          Foundation
                          185 East Market Street
                          Warren, Ohio  44482

(1) Shares of Common Stock were acquired by the ESOP in the Association's stock conversion. The ESOP Committee administers the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At September 20, 1999, no shares had been allocated under the ESOP. Each participant, however, will be deemed to have one share of Common Stock in the ESOP allocated to such participant's account for the purpose of providing voting instructions to the ESOP Trustee. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) First Federal of Warren Community Foundation is a private foundation that was funded with 802,625 shares of Common Stock of the Company in connection with the Conversion. Pursuant to a regulatory condition imposed by the Office of Thrift Supervision ("OTS") in approving the formation and funding of the Foundation, unless the condition is waived by the OTS, all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of Common Stock on all proposals considered by stockholders of the Company.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of eight (8) directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also presently serves as a director of the Association. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     Immediately prior to the Annual Meeting, it is expected that Mr. William Watson will resign from the Board of Directors pursuant to the Company's mandatory retirement bylaw. The Board will at that time reduce the size of the Board to seven (7) directors.

     The two nominees proposed for election at this Annual Meeting are Paul A. Watson and Steven R. Lewis. No person being nominated as a director is being proposed for election pursuant to any agreement or understandings between any such person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "For" the election of the nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Certain Executive Officers

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and Named Executive Officers (as defined herein) as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Association, the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

                                                                                     Shares of
              Name and Principal                                   Expiration of    Common Stock
             Occupation at Present                     Director       Term as       Beneficially    Percent of
            and for Past Five Years               Age  Since(1)       Director        Owned (2)        Class
            -----------------------               ---  ---------      --------        ---------        -----
NOMINEES

Paul A. Watson.................................    67     1983          2002          86,200(3)(4)       *
Chairman of the Board of Directors of the
Company and the Association.  Mr. Watson was
President and Chief Executive Officer of the
Association from 1983 until his retirement in
1996.

Steven R. Lewis................................    41     1998          2002         129,273(3)(4)      1.1%
President and Chief Executive Officer of  the
Company and the Association since 1997.
Served as Executive Vice President from 1995
to 1997.  Served as Vice President and
Treasurer from 1985 until 1995.

CONTINUING DIRECTORS

George J. Gentithes............................    66     1989          2001          82,400(5)(6)       *
Mr. Gentithes has been a consultant for T.F.
Industries, Warren, Ohio since 1994.

Robert P. Grace................................    60     1996          2000          47,400(5)(6)       *
Mr. Grace has been Vice President and Chief
Financial Officer of Salem Label Co., Salem,
Ohio since 1995.  Prior to that date, Mr.
Grace was a principal in the accounting firm
of Packer, Thomas & Co.

Thomas M. Humphries............................    55     1990          2000          47,400(5)(6)       *
Mr. Humphries has been President of the
Youngstown-Warren Regional Chamber of
Commerce since 1998.  Prior to that date, he
was a General Manager with Sprint Corp., a
telecommunications company located in Warren,
Ohio.

Robert S. McGeough.............................    69     1973          2000          48,525(5)(6)       *
Mr. McGeough has been of counsel to the firm
Harrington, Hoppe & Mitchell since 1997.
Prior to that he was a partner with the law
firm of Hoppe, Frey, Hewitt & Milligan.

E. Jeffrey Rossi...............................    46     1994          2001          61,918(5)(6)       *
Mr. Rossi is principal of E.J. Rossi &
Company, a life and health insurance
brokerage, located in Youngstown and Warren,
Ohio.

                                                                                     Shares of
              Name and Principal                                   Expiration of    Common Stock
             Occupation at Present                     Director       Term as       Beneficially    Percent of
            and for Past Five Years               Age  Since(1)       Director        Owned (2)        Class
            -----------------------               ---  ---------      --------        ---------        -----
NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
R. Patrick Wilkinson...........................    51     --            --            58,948(3)(4)       *
Vice President - Retail Division of the
 Association since 1987

Stock ownership of all Directors and Executive
 Officers as a Group (12 persons)                         --            --               648,373(7)     5.8%

_____________

*    Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Association.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Includes 33,700, 89,850 and 31,000 shares awarded to Messrs. Paul Watson, Steven Lewis and R. Patrick Wilkinson, respectively, under the Incentive Plan which have not yet vested. Awards to officers under the Incentive Plan vest at a rate of 20% per year commencing on July 2, 2000. The shares awarded but not yet vested will be voted by the trustee for the Incentive Plan, taking into account the best interests of the participants, who may provide voting recommendations to the trustee.
(4) Excludes 84,000, 224,000 and 33,600 shares subject to options granted to Messrs. Paul Watson, Steven Lewis and R. Patrick Wilkinson, respectively, under the Incentive Plan which are not exercisable. Options become exercisable at a rate of 20% per year commencing on July 2, 2000. See "Executive Compensation- Incentive Plan."
(5) Includes 22,400 shares awarded to each outside director pursuant to the First Place Financial Corp. 1999 Incentive Plan (the "Incentive Plan"), which vest in five equal annual installments commencing on July 2, 2000 which have not yet vested. The shares awarded but not yet vested will be voted by the trustee for the Incentive Plan, taking into account the best interests of the participants, who may provide voting recommendations to the trustee.
(6) Excludes 56,100 shares subject to options granted to each outside director under the Incentive Plan which are not currently exercisable. Options granted pursuant to the Incentive Plan become exercisable at a rate of 20% per year commencing on July 2, 2000.
(7) Includes a total of 333,050 shares awarded under the Incentive Plan as to which voting may be recommended. Excludes a total of 756,500 shares subject to options under the Incentive Plan which are not currently exercisable.


Meetings of the Board of Directors and Committees of the Board of Directors of the Company

     The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees.
The Board of Directors of the Company meets weekly and may have additional meetings as needed. During the year ended June 30, 1999, the Board of Directors of the Company held 48 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1999. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the Company and the Association consists of Messrs. Gentithes, Grace, Humphries and Rossi. The Audit Committee is responsible for reporting to the Board on the general financial condition of the Association and the results of the annual audit, and is responsible for ensuring that the Association's activities are being conducted in accordance with applicable laws and regulations. The Audit Committees of the Company and of the Association both met three times in fiscal 1999.

     Nominating Committee. The entire Board of Directors acts as a nominating committee to consider and select the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors.
These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Board of Directors met one time during fiscal 1999 in its capacity as nominating committee.

     Compensation Committee. The Compensation Committee of the Company consists of Messrs. McGeough, Rossi, Gentithes and Humphries. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Association. The Compensation Committee of the Company met five times in fiscal 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of all such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that a Form 3 reporting James Ditch's initial ownership upon becoming an officer of the Company was not filed on a timely basis. The appropriate form was subsequently filed.

Directors' Compensation

     Directors' Fees. Currently, all directors of the Association, with exception of Mr. Lewis, receive an annual retainer of $6,000. In addition, such directors receive a fee of $300 ($350 for the Chairman of the Board) for each regular and special Board meeting which they attend. Such directors also receive a fee of $90 ($150 in the case of the Audit Committee and the Asset Classification Committee) for each committee meeting attended. Directors of the Company receive no compensation for their services as such.

Executive Compensation

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company or the Association. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

     During the 1999 fiscal year, the Compensation Committee of the Board of Directors of the Company was comprised of Messrs. McGeough, Rossi, Gentithes and Humphries (the "Committee"). The Board of Directors of the Company delegates to the Committee the responsibility for developing and administering policies which govern the total compensation program for the executive officers of the Company and the Association. The Committee also administers the Company's 1999 Incentive Plan.

     The goal of the Company's executive compensation program is to retain, motivate and reward management through the compensation policies and awards, while aligning their interests more closely with those of the Company and its stockholders. In furtherance of this goal, the program consists of three main components: (i) base salary; (ii) bonuses, which are either discretionary or based on Company or Association performance; and (iii) stock awards and stock options to provide long-term incentives for performance and to align executive officer and stockholder interests. The Company adopted its 1999 Incentive Plan, which provides for stock awards and stock options, in July 1999, and thus the considerations in making grants under that plan were not determinative in the Committee's compensation decisions for the fiscal year ended June 30, 1999, but will be considered in ongoing compensation planning.

     Performance Evaluations. The Committee met during the year to perform evaluations for each of the executive officers of the Company and of the Association. An assessment of each executive officer's contributions, experience and knowledge was made along with recommendations from Mr. Lewis. Based upon those assessments, a review of progress towards goals established during the previous year and comparisons to other regional executive officer compensation levels, the Committee made salary recommendations to the Board of Directors of the Company. The Board reviewed the recommendations in order to establish salary levels for the upcoming year.

     CEO Compensation. The Compensation Committee also met during the year to discuss the compensation of Mr. Lewis. In addition to the criteria outlined above for performance evaluations, the Committee also considered the following to establish the appropriate salary level for Mr. Lewis: (i) published salary information for CEO's of comparable institutions, both local and regional; (ii) information obtained from proxy statements of publicly traded banks and thrifts;
(iii) the overall performance of the Company; and (iv) the increased duties, responsibilities and obligations that have been taken on by Mr. Lewis as the President and Chief Executive Officer of a newly public company. Based upon the Compensation Committee's recommendations, the Board of Directors determined that an increase in his salary to a level more commensurate with his peers, as well as with his new responsibility, was merited by his successful performance in the position to date, and increased Mr. Lewis' annual salary from $135,000 per year to $150,000 per year.

     The goal of the above referenced compensation policies, as implemented by the Committee, is to be certain that all Executives are compensated consistent with the above guidelines and to assure that all reasonable and possible efforts are being exerted to maximize shareholder value. Compensation levels will be reviewed as frequently as necessary to ensure this result.

                          The Compensation Committee

               George J. Gentithes      Robert S. McGeough
               Thomas M. Humphries      E. Jeffrey Rossi

     Stock Performance Graph. The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of companies on the Nasdaq Stock Market (U.S.) Index and Nasdaq Bank Stocks for the period beginning on January 4, 1999, the day the Company's Common Stock began trading, through June 30, 1999. The graph was derived from a limited period of time, and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

                    Comparison of Cumulative Total Returns
                 Among the Company, Nasdaq Stock Market (U.S.)
                     Index and the Nasdaq Bank Stock Index


                       [PERFORMANCE GRAPH APPEARS HERE]


- ------------------------------------------------------------------------------------------------------------------------

                                                              Summary

                                        01/04/99     01/29/99     02/26/99     03/31/99    04/30/99    5/31/99    6/31/99
                                        --------     --------     --------     --------    --------    -------    -------
First Place Financial Corp.               100.0        108.0        105.0        101.0       108.0      115.0      123.0
CRSP INDEX-Nasdaq Stock Market Index      100.0        114.0        104.0        111.0       114.0      111.0      121.0
CRSP INDEX-Nasdaq Bank Stock Index        100.0         98.0         97.0         96.0       103.0      101.0      103.0

Notes:

     A.   The lines represent yearly index levels derived from compounded daily returns that include all dividends.
     B.   The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C.   If the interval is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to 100.00 on 1/4/99.
- ------------------------------------------------------------------------------------------------------------------------

     Summary Compensation Table. The following table shows, for the fiscal years ended June 30, 1999 and 1998, the cash compensation paid by the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the other executive officer of the Association who received compensation in excess of $100,000 ("Named Executive Officers").

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long Term Compensation
                                                                     --------------------------------------------
                                                                               Awards                    Payouts
                                                                     -------------------------------   -----------
                                    Annual Compensation
                           -----------------------------------------
                                                           Other        Restricted       Securities                     All
                                                           Annual         Stock         Underlying      LTIP           Other
Name and                     Salary                     Compensation      Awards        Options/SARs   Payouts      Compensation
Principal Position    Year   ($)(1)      Bonus ($)         ($)(2)          ($)              (#)         ($)(3)         ($)(4)
- ------------------------------------------------------------------------------------------------------------------------------------
Steven R. Lewis,      1999   $ 131,731   $ 30,000             --            --              --        --            $3,586
President and         1998     120,162     12,480             --            --              --        --             2,603
Chief Executive
Officer

R. Patrick Wilkinson, 1999   $  77,662   $ 23,000             --            --              --        --            $2,209

Vice President -
Retail Division       1998      75,100     15,300             --            --              --        --             1,728

_____________________________
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer pursuant to the Association's 401(k) Plan.
(2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.
(3) For fiscal 1999 and 1998, the Association had no long-term incentive plans in existence. Accordingly, there were no payments or awards under any long-term incentive plan.
(4) Other compensation includes the Association's matching contribution under the Association's 401(k) Plan.

Employment and Change in Control Agreements

     The Association and the Company have entered into employment agreements with Steven R. Lewis, the President and Chief Executive Officer of the Company and the Association (the "Executive") (collectively, the "Employment Agreements"). These Employment Agreements are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of the Executive.

     The Employment Agreements provide for a three-year term. The Employment Agreements provide that, on or before the third anniversary date and continuing each third anniversary date thereafter, the Board of Directors will review the agreement and the Executive's performance for purposes of determining whether to extend the agreement for an additional three years so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of

Directors after conducting a performance evaluation of the Executive. The agreements provide that the Executive's base salary will be reviewed annually. The current base salary under the Employment Agreements for Mr. Lewis is $150,000. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Association or the Company for cause as defined in the Employment Agreements, at any time. In the event the Association or the Company chooses to terminate the Executive's employment for any reasons other than for cause, or in the event of the Executive's resignation from the Association and the Company upon: (i) failure to re-elect the Executive to his current offices;
(ii) a material change in the Executive's functions, duties or responsibilities;
(iii) a relocation of the Executive's principal place of employment by more than 50 miles; (iv) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of the Employment Agreements, unless consented to by the Executive; (v) liquidation or dissolution of the Association or the Company; or (vi) a breach of the agreement by the Association or the Company, the Executive or, in the event of death, the Executive's beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Association or the Company during the remaining term of the Employment Agreements. The Association and the Company would also continue and pay for the Executive's life, health and dental coverage for the remaining term of the Employment Agreements. Upon any termination of the Executive, the Executive is subject to a one-year non-competition agreement.

     Under the Employment Agreements, if involuntary termination or under certain circumstances, voluntary termination follows a change in control of the Association or the Company as defined in the Employment Agreements, the Executive, or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue the Executive's life, health and dental coverage for 36 months. Notwithstanding that both the Association and Company Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. For the purposes of determining the term of the Association Agreement and the benefits to be paid as described in this paragraph, the Board of Directors of the Association shall annually review the agreement and the Executive's performance for the purpose of determining whether to deem the Agreement extended for an additional year such that the remaining term for these purposes shall be three years. The Company Employment Agreement shall be deemed extended for these purposes on a daily basis unless written notice of non-renewal is given by the Board of Directors.

     Payments to the Executive under the Association's Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payment under the Company's Employment Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Association or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Association or the Company, the total amount of payments due under the Employment Agreements, based solely on the current base salary to be paid to Mr. Lewis excluding any benefits under any employee benefit plan which may be payable, would be approximately $450,000.

     The Association and the Company have entered into two-year change in control agreements ("CIC Agreements") with certain other executive officers (the "Officers") of the Company and the Association, none of whom will be covered by employment contracts. The CIC Agreements provide that commencing on the first anniversary date and continuing on each anniversary thereafter, the Association's CIC Agreements may be renewed by the Board of Directors for an additional year. The Company's CIC Agreements are similar to the Association's CIC Agreements except that the term of the Company's CIC Agreements shall be extended on a daily basis. The CIC Agreements provide that in the event involuntary termination or, in certain circumstances, voluntary termination follows a change in control of the Association or the Company, the Officer would be entitled to receive a severance payment equal to two times the Officer's average annual compensation for the five years preceding the termination. The Association would also continue, and pay for, the Officer's life and health insurance coverage for 24 months following termination. Payments to the Officer under the Association's CIC Agreements are guaranteed by the Company in the event that payments of benefits are not paid by the Association.

     In the event of a change in control, total payments to the Officers under the CIC Agreements, based solely on current base salary and excluding any benefits under any employee benefit plan which may be payable, would be approximately $750,000.

Insurance Plans

     All full-time employees of the Association, upon completion of the applicable introductory period, are covered as a group for comprehensive hospitalization, including major medical and long-term disability insurance. Life insurance is also provided to employees.

Benefit Plans

     Retirement Plan. The Association sponsors a defined benefit pension plan known as the First Federal Savings and Loan Association of Warren Defined Benefit Pension Plan ("Retirement Plan"). The Retirement Plan is intended to
satisfy the tax qualification requirements of Section 401(a) of the Code.   The
Board of Directors voted to terminate the Retirement Plan effective June 30, 1999.

     Employees are eligible to participate in the Retirement Plan on the April 1 or October 1 coincident with or otherwise next following the later of an employee's 21/st/ birthday and the one year anniversary of the employee's date of employment, regardless of the number of hours of service credited. The Retirement Plan defines "Employee" as any individual employed by the Association or its affiliates or any leased employee who is deemed to be an employee under Section 414(n) of the Code but excludes any person who is an independent contractor.

     The Retirement Plan provides for a normal retirement benefit to participants upon retirement at or after the later of (i) attainment of age 65 or (ii) the fifth anniversary of initial participation in the plan. The annual normal retirement benefit for a participant under the Retirement Plan equals 45% of a participant's "Average Monthly Compensation" (as defined in the plan) plus 16% of the participant's "Average Monthly Compensation" in excess of one-twelfth "Covered Compensation" (as defined in the plan). However, if projected years of service to normal retirement age are less than twenty-five, the percentage of Average Monthly Compensation and the excess percentage will be reduced by one-twenty-fifth for each year of service less than twenty-five.

     A participant may also become eligible to receive an early retirement benefit upon the (i) attainment of age 60; and (ii) completion of 15 years of service. Early retirement benefits are generally calculated in the same manner as a participant's normal retirement benefits but may be actuarially reduced if paid prior to the participant's "Normal Retirement Date" (as defined by the plan). Participants generally become vested in their benefits under the Retirement Plan upon completing at least five years of Service.

     The plan generally pays benefits in the form of a straight life annuity with respect to unmarried participants and in the form of a joint and 50% survivor annuity (with the spouse as designated beneficiary) for married participants. Other forms of benefit payments, including a lump sum, are available under the Retirement Plan.

     The following table sets forth the estimated annual benefits payable under the Retirement Plan upon a participant's retirement at age 65 under the most advantageous plan provisions available at various levels of compensation and years of service. Covered compensation under the Retirement Plan basically includes the base salary for participants, and does not consider any cash bonus amounts. The benefits listed in the table below for the Retirement Plan are not subject to a deduction for social security benefits or any other offset amount.

     Final Average                              Years of Service
                        ---------------------------------------------------------------
     Compensation           15           20        25         30         35        40
      ------------      ---------    --------   --------   --------   --------  -------
        $ 20,000          $ 5,400    $ 7,200    $ 9,000    $ 9,000    $ 9,000   $ 9,000
          30,000            8,100     10,800     13,500     13,500     13,500    13,500
          50,000           13,500     18,000     22,500     22,500     22,500    22,500
          75,000           21,102     28,137     35,171     35,171     35,171    35,171
         100,000           30,252     40,337     50,421     50,421     50,421    50,421
         150,000           48,552     64,737     80,921     80,921     80,921    80,921
         200,000           52,212     69,617     87,021     87,021     87,021    87,021
         250,000           52,212     69,617     87,021     87,021     87,021    87,021
         300,000           52,212     69,617     87,021     87,021     87,021    87,021
            and over (1)

___________

(1) Under current law, the final average compensation for computing benefits under the Retirement Plan cannot exceed $160,000 (indexed for inflation).


     The approximate years of service, as of June 30, 1999, for the named executive officers is as follows:


     Named Executive Officer                     Years of Service
     -----------------------                     ----------------

     Steven R. Lewis                                   15
     R. Patrick Wilkinson                              26


     401(k) Plan. The Association also sponsors the First Federal Savings and Loan Association of Warren 401(k) Savings Plan ("401(k) Plan"), a tax-qualified profit sharing and salary reduction plan under Sections 401(a) and 401(k) of the Code. Generally, employees other than employees who are collective bargaining unit employees and employees who are non-resident aliens become eligible to participate in the 401(k) Plan upon the attainment of age 21 and the completion of one year of service. Under the 401(k) Plan, participants may make salary reduction contributions equal to 2% to 12% of their compensation or the legally permissible limit (currently $10,000). The Association matches of the compensation deferred by a participant with respect to amounts deferred up to 6% of annual compensation.

     Participants are always 100% vested in their salary reduction Contributions. Participants become 100% vested in Association matching contributions after the completion of five years of service with the Association. A participant who terminates employment due to death, disability, or retirement immediately becomes fully vested in the Association's matching contributions credited to his or her account regardless of the participant's years of service. A participant's vested portion of his or her 401(k) Plan account is distributable from the 401(k) Plan upon the termination of the participant's employment, death, disability or retirement. In addition, a participant may be eligible for hardship withdrawals and loans under the 401(k) Plan. Any distribution made to a participant prior to the participant's attainment of age 59 is subject to a 10% excise tax in addition to federal income taxes. The Board of Directors may at any time discontinue the Association's contributions to employee accounts. For the years ended June 30, 1999, 1998 and 1997, the Association's matching contributions to the 401(k) Plan were $37,000, $56,000 and $52,000, respectively.

     The 401(k) Plan currently permits participants to invest their 401(k) Plan account balances in several types of investment funds. In connection with the Conversion, the Association amended the 401(k) Plan to permit plan participants to invest their account balances in Company Common Stock through an employer stock fund (the "Employer Stock Fund"). The Employer Stock Fund will be invested primarily in shares of Common Stock. The trustee may follow the voting directions of 401(k) Plan participants investing in the Employer Stock Fund; provided that the trustee determines such voting is consistent with its fiduciary duties.

     ESOP. In connection with the Conversion, the Association also implemented an employee stock ownership plan ("ESOP"). The ESOP is a tax-qualified retirement plan designed to invest primarily in employer securities. The Association will make contributions to the ESOP on behalf of all ESOP participants. The ESOP will provide eligible employees with the opportunity to receive a Association funded retirement benefit based on the value of the Common Stock. The eligibility requirements for the ESOP are similar to those of the 401(k) Plan.

     The ESOP purchased 8.0%, or 899,300 shares, of the Common Stock issued in connection with the Conversion, including shares issued to the Foundation.

     Shares of Common Stock purchased by the ESOP with funds borrowed from the Company are pledged as collateral for the loan, and are held in a suspense account until released for allocation among participants as the loan is repaid. The trustee will release the pledged shares annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will then be allocated to the accounts of ESOP participants as follows: First, for each eligible ESOP participant, a portion of the shares released for the plan year will be allocated to a special "matching" account under the ESOP equal in value to the amount of matching contribution, if any, and/or if applicable, that such participant would be entitled to under the terms of the 401(k) Plan for the plan year. Second, the remaining shares which have been released for the plan year will be allocated to each eligible participant's general ESOP account based on the ratio of each such participant's base compensation to the total base compensation of all eligible ESOP participants. Participants will vest in their ESOP account at a rate of 20% annually commencing after the completion of two years of service, with 100% vesting upon the completion of six years of service. Participants will also become fully vested in their accounts if their service terminates due to death, retirement, disability, or upon the occurrence of a change in control. The ESOP may reallocate forfeitures among remaining participants, in the same proportion as contributions. Benefits under the ESOP will become payable upon death, retirement, early retirement, or separation from service. The annual contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

Transactions with Certain Related Persons

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Association offers directors, officers and full-time employees of the Association who satisfy certain criteria and the general underwriting standards of the Association, mortgage loans with interest rates which may be up to 1% below the rates offered to the Association's other customers, the Employee Loan Rate ("ELR"). The program also offers a 3/4% interest rate discount on motor vehicle loans (other than motorcycles). Loan application fees are waived for all ELR loans. The ELR normally ceases upon termination of employment. Upon termination of the ELR, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of ELR loans, the Association currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Loans made by the Association to its directors and executive officers are made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1999, eight of the Association's executive officers or directors had loans with outstanding balances totaling $845,000 in the aggregate. All such loans were made by the Association in the ordinary course of business, with no favorable terms (except for ELR loans) and such loans do not involve more than the normal risk of collectibility or present unfavorable features.

     The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

                   PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended June 30, 1999 were Crowe, Chizek and Company LLP. The Company's Board of Directors has reappointed Crowe, Chizek and Company LLP to continue as independent auditors for the Association and the Company for the year ending June 30, 2000, subject to ratification of such appointment by the shareholders.

     Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Crowe, Chizek and Company LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

Shareholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than June 2, 2000. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

     The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the shareholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     A copy of the Form 10-K (without exhibits) for the year ended June 30, 1999, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders of record upon written request to First Place Financial Corp., 185 East Market Street, Warren, Ohio 44482.


                              By Order of the Board of Directors


                              /s/ Dominique Stoeber
                              Dominique Stoeber
                              Secretary

Warren, Ohio
September 30, 1999


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
                   RETURN THE ACCOMPANYING PROXY CARD IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                                REVOCABLE PROXY
                          FIRST PLACE FINANCIAL CORP.
                        ANNUAL MEETING OF STOCKHOLDERS

                               OCTOBER 28, 1999
                            2:00 P.M. EASTERN TIME

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints the official proxy committee of the Board of Directors of First Place Financial Corp. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on October 28, 1999, at 2:00 p.m. Eastern Time, at the Avalon Inn, 9519 East Market Street, Warren, Ohio, and at any and all adjournments thereof, as set forth on the reverse side.

        This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the nominees as directors specified and FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
              --------------------------------------------------
                          -- FOLD AND DETACH HERE --

[x] Please mark your votes as indicated

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED NOMINEES AND "FOR" EACH OF THE PROPOSALS.

1. The election as directors of all nominees listed (except as marked to the contrary below).

                              VOTE
               FOR          WITHHELD
               [ ]             [ ]

Paul A. Watson and Steven R. Lewis

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

- --------------------------------------------

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of First Place Financial Corp. for the fiscal year ending June 30, 2000.

              FOR           WITHHELD             ABSTAIN
              [ ]              [ ]                 [ ]

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated September 30, 1999 and of the Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature of Stockholder                                     Date
                         -----------------------------------      ------------
Signature of Stockholder                                     Date
                         -----------------------------------      ------------

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                ----------------------------------------------
- -- FOLD AND DETACH HERE --